Filed Pursuant to Rule 497(e)
File No. 333-198882

CAREY CREDIT INCOME FUND 2016 T
Prospectus Supplement No. 4 Dated July 12, 2016
To Prospectus Dated May 10, 2016

This prospectus supplement (the “Prospectus Supplement”) is part of, and should be read in conjunction with, the prospectus of Carey Credit Income Fund 2016 T, dated May 10, 2016 (as amended or supplemented, the “Prospectus”). Unless the context indicates otherwise, the information contained in this Prospectus Supplement supersedes the information contained in the Prospectus. Terms used but not defined in the Prospectus Supplement shall have the meanings given to them in the Prospectus. A copy of the Prospectus will be provided by Carey Credit Income Fund 2016 T upon request.
INCREASE IN PUBLIC OFFERING PRICE
On July 12, 2016, we increased our public offering price from $9.50 per share to $9.55 per share. The increase in the public offering price will be effective as of our July 14, 2016 weekly closing and first applied to subscriptions received in good order from July 7, 2016 through July 13, 2016. In accordance with our share pricing policy as stated in the Prospectus, we determined that an increase in the public offering price per share was warranted following an increase in our net asset value per share. As a result of the increase in our public offering price, the maximum sales load and net proceeds per share will be approximately $0.55 per share and $9.00 per share, respectively.